UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2007
THERMA-WAVE, INC.
(Exact name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-26911 (Commission File Number)	94-3000561 (IRS Employer Identification No.)
1250 Reliance Way
Fremont, California 94539
(Address of principal executive offices)
Registrant’s telephone number, including area code: (510) 668-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.
On May 11, 2007, Therma-Wave, Inc., a Delaware corporation (the “Company”), issued a press release announcing that KLA-Tencor Corporation, a Delaware corporation (“KLA-Tencor”), and the Company received written approval from the German Federal Cartel Office (“FCO”) for the acquisition by KLA-Tencor of the Company shares pursuant to the previously announced tender offer. The FCO approval was the final regulatory clearance necessary to proceed with the acquisition of the Company by KLA-Tencor.
The foregoing description of the press release does not purport to be complete and is qualified in its entirety by reference to the complete text of the press release, which is filed as Exhibit 99.1 hereto and is incorporated herein by reference in its entirety.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d)      Exhibits.

Exhibit
Number	Description
99.1	Press Release issued by Therma-Wave, Inc., dated May 11, 2007.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2007	THERMA-WAVE, INC.
/s/ Joseph J. Passarello
	Name:	Joseph J. Passarello
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT TABLE

Exhibit
Number	Description
99.1	Press Release issued by Therma-Wave, Inc., dated May 11, 2007.